Fiscal Year-End Financial Results Conference Call September 4, 2013 Exhibit 99.2

Safe Harbor Statement
Safe Harbor Statement
Certain statements herein constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. When used herein, words such as “believe,”
“expect,” “anticipate,” “project,” “plan,” “estimate,” “will” or “intend” and similar words or expressions as they relate to the Company or its management constitute forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management’s discussion and analysis contained from time-to-time in the Company’s filings with the Securities and Exchange Commission.
Adjusted EBITDA and related reconciliation presented here represents earnings before interest, taxes, depreciation and amortization as adjusted for restructuring/impairment charges, gross profit effects of capitalized profit in inventory from acquisition and acquisition contingency settlement, and gain on sale of investment. The Company believes Adjusted EBITDA is commonly used by financial analysts and others in the industries in which the
Company operates and, thus, provides useful information to investors. The Company does not intend, nor should the reader consider, Adjusted EBITDA an alternative to net income, net cash provided by operating activities or any other items calculated in accordance with GAAP. The Company's definition of Adjusted EBITDA may not be comparable with Adjusted EBITDA as defined by other companies. Accordingly, the measurement has limitations depending on its use.
Related to Onyx, adjusted gross profit and adjusted operating income exclude the gross profit effect of capitalized profit in inventory from acquisition and unusual write-downs of inventory and accounts receivable related to an
Onyx customer (“Augustine”) which was excluded from the acquisition. Adjusted EBITDA related to Onyx represents operating income before depreciation and amortization as adjusted for the gross profit effect of capitalized profit in inventory from acquisition and unusual write-downs of inventory and accounts receivable related to an Onyx customer (“Augustine”) which was excluded from the acquisition.

• 4
th
Quarter Highlights
• Fiscal 2013 Highlights
• Fiscal 2013 Year-End Financial Results
• 4
th
Quarter Segmented Operating Results
• Liquidity & Capital Resources
• Acquisition Updates
• Fiscal 2013 Summary
• Fiscal 2014 Outlook
• Q & A
Today’s Agenda
Today’s Agenda

4
• Awarded 26 new business programs with potential annualized sales of
$12 million.
• Completed the acquisition of certain assets of Creonix, LLC.
• Quarter end sales backlog of approximately $200 million, including approximately $32 million from the Company’s newly acquired business.
• Onyx resulted in net sales of $13.1 million, operating income of $0.6 million and adjusted EBITDA of $1.7 million.
• Added to the Russell 2000 Index.

th
Quarter Highlights

• Awarded a total of 71 new business programs in our contract services business with potential annualized sales of $39 million.
• Entered into a new five year banking agreement with BMO Harris Bank providing $65 million of committed credit facilities. The new facility also includes a $35 million accordion feature which could raise the total facility to $100 million.
• Recognized a $2.1 million income tax benefit with respect to the
Company’s investments in and advances to its 100% owned Canadian subsidiary.
• Onyx had net sales of $31.2 million, adjusted operating income of $0.1 million and adjusted EBITDA of $3.3 million.
Year-End Highlights
Year-End Highlights

Consolidated Financial Results
Consolidated Financial Results
Fiscal 2013
Fiscal 2013
(Adjusted) (Adjusted) (Adjusted)
2013 2012 2013 2012
Net Sales $ 266,015 $ 223,577 $ 266,015 $ 223,577 $    42,438 $    31,189 $    11,249
Gross Profit 45,602 38,502 46,168 38,396 7,772 4,381 3,391
17.1% 17.2% 17.4% 17.2% 14.0%
Selling and Administrative Expense 26,451 22,232 26,451 22,232 (4,219) 2,495 (1,724)
9.9% 9.9% 9.9% 9.9%
Internal R&D Expense 1,300 1,293 1,300 1,293 (7) - (7)
Amortization of intangible assets 1,575 435 1,575 435 (1,140) 1,198 58
Restructuring/impairment charges 55 (68) - - - - -
Other operating expense, net 13 65 13 65 52 - 52
Operating Income 16,270 14,545 16,829 14,371 2,458 688 1,770
6.1% 6.5% 6.3% 6.4% 2.2%
Income Before Provision For Income Tax 16,401 14,586 16,960 14,285 2,675 688 1,987
Provision For  Income Taxes 2,963 5,078 5,015 4,973 (42) 227 (269)
Net Income $    13,638 $      9,508 $    11,945 $      9,312 $      2,633 $         461 $      2,172
5.1% 4.3% 4.5% 4.2%
Income per Share (Basic) $        1.34 $        0.93 $        1.17 $        0.92 $        0.25 $        0.25
Income per Share (Diluted) $        1.33 $        0.93 $        1.17 $        0.91 $        0.26 $        0.26
($ in 000’s, except per share)
(adjusted removes certain gains and charges, including imputing taxes at 32% effective rates for FY2013 and FY2012, respectively)
Onyx
Legacy YoY
Variance
(Reported) (Adjusted)
Fiscal ended June 30, Fiscal ended June 30,
Total YoY
Variance

Consolidated Financial Results
Consolidated Financial Results
Adjusted EBITDA
Adjusted EBITDA
2013 2012
Net Income $    13,638 $      9,508 $    4,130
Interest expense 518 696 (178)
Interest income (102) (94) (8)
Provision for income taxes 2,763 5,078 (2,315)
Depreciation and amortization 4,761 1,814 2,947
Restructuring/impairment charges 55 (68) 123
Gain on acquisition (62) - (62)
Gross profit effect of acquisition
1
566 - 566
Gross profit effect of acquisition
2
- (106) 106
Gain on sale of investment - (127) 127
Adjusted EBITDA $    22,137 $    16,701 $    5,436
8.3% 7.5%
Onyx adjusted EBITDA $      3,291 $    3,291
Adjusted EBITDA without Onyx $    18,846 $    16,701 $    2,145
8.0% 7.5%
1 - Gross profit effect of capitalized profit in inventory from acquisition
2 - Gross profit effect of acquisition contingency settlement
Fiscal ended June 30,
YoY
Variance
$
-

Sales Results
Sales Results
Medical Sales
Medical Sales
SEGMENT 2013 % of Total 2012 % Change 2013 % of Total 2012 % Change
Medical
(with Onyx)
$    44,871 51% $    28,361 58% $ 146,873 55% $ 110,894 32%
Complex Systems $    17,761 20% $    15,688 13% $    60,649 23% $    53,609 13%
DSS 29,292 34% 20,976 40% 76,818 29% 74,102 4%
Eliminations (4,788) -5% (3,699) 29% (18,325) -7% (15,028) 22%
Totals $    87,136 100% $    61,326 42% $ 266,015 100% $ 223,577 19%
SEGMENT 2013 % of Total 2012 % Change 2013 % of Total 2012 % Change
$    31,771 43% $    28,361 12% $ 115,684 49% $ 110,894 4%
Complex Systems $    17,761 24% $    15,688 13% $    60,649 26% $    53,609 13%
DSS 29,292 40% 20,976 40% 76,818 33% 74,102 4%
Eliminations (4,788) -6% (3,699) 29% (18,325) -8% (15,028) 22%
Totals $    74,036 100% $    61,326 21% $ 234,826 100% $ 223,577 5%
($ in 000’s)
Medical
(without Onyx)
SALES (with Onyx)
3 months ended June 30, Fiscal year ended June 30,
SALES (without Onyx)
3 months ended June 30, Fiscal year ended June 30,

Gross Profit Results
Gross Profit Results
Medical Gross Profit
Medical Gross Profit
SEGMENT 2013 GP %  2012 GP %  2013 GP %  2012 GP %
Medical
(with Onyx)
$       7,410 16.5% $       4,152 14.6% $    21,853 14.9% $    15,136 13.6%
Complex Systems 1,974 11.1% 2,435 15.5% 6,388 10.5% 5,762 10.7%
DSS 7,555 25.8% 5,674 27.0% 17,927 23.3% 17,498 23.6%
Totals $    16,939 19.4% $    12,261 20.0% $    46,168 17.4% $    38,396 17.2%
SEGMENT 2013 GP %  2012 GP %  2013 GP %  2012 GP %
$       5,464 17.2% $       4,152 14.6% $    17,472 15.1% $    15,136 13.6%
Complex Systems 1,974 11.1% 2,435 15.5% 6,388 10.5% 5,762 10.7%
DSS 7,555 25.8% 5,674 27.0% 17,927 23.3% 17,498 23.6%
Totals $    14,993 20.3% $    12,261 20.0% $    41,787 17.8% $    38,396 17.2%
($ in 000’s)
Medical
(without Onyx)
ADJUSTED GROSS MARGIN
(with Onyx)
3 months ended June 30, Fiscal year ended June 30,
GROSS MARGIN (without Onyx)
3 months ended June 30, Fiscal year ended June 30,

Sales & Gross Profit Results
Sales & Gross Profit Results
Complex Systems
Complex Systems
SEGMENT 2013 % of Total 2012 % Change 2013 % of Total 2012 % Change
Medical
(with Onyx)
$ 44,871 51% $ 28,361 58% $ 146,873 55% $ 110,894 32%
Complex Systems 17,761 20% 15,688 13% 60,649 23% 53,609 13%
DSS 29,292 34% 20,976 40% 76,818 29% 74,102 4%
Eliminations (4,788) -5% (3,699) 29% (18,325) -7% (15,028) 22%
Totals $ 87,136 100% $    61,326 42% $ 266,015 100% $ 223,577 19%
SEGMENT 2013 GP %  2012 GP %  2013 GP %  2012 GP %
Medical
(with Onyx)
$       7,410 16.5% $       4,152 14.6% $    21,853 14.9% $    15,136 13.6%
Complex Systems 1,974 11.1% 2,435 15.5% 6,388 10.5% 5,762 10.7%
DSS 7,555 25.8% 5,674 27.0% 17,927 23.3% 17,498 23.6%
Totals $    16,939 19.4% $    12,261 20.0% $    46,168 17.4% $    38,396 17.2%
($ in 000’s)
3 months ended June 30,
3 months ended June 30,
Fiscal year ended June 30,
Fiscal year ended June 30,
SALES
ADJUSTED GROSS MARGIN

Sales & Gross Profit Results
Sales & Gross Profit Results
Defense & Security Systems
Defense & Security Systems
SEGMENT 2013 % of Total 2012 % Change 2013 % of Total 2012 % Change
Medical
(with Onyx)
$    44,871 51% $    28,361 58% $ 146,873 55% $ 110,894 32%
Complex Systems 17,761 20% 15,688 13% 60,649 23% 53,609 13%
DSS 29,292 34% 20,976 40% 76,818 29% 74,102 4%
Eliminations (4,788) -5% (3,699) 29% (18,325) -7% (15,028) 22%
Totals $    87,136 100% $    61,326 42% $ 266,015 100% $ 223,577 19%
SEGMENT 2013 GP %  2012 GP %  2013 GP %  2012 GP %
Medical
(with Onyx)
$       7,410 16.5% $       4,152 14.6% $    21,853 14.9% $    15,136 13.6%
Complex Systems 1,974 11.1% 2,435 15.5% 6,388 10.5% 5,762 10.7%
DSS 7,555 25.8% 5,674 27.0% 17,927 23.3% 17,498 23.6%
Totals $    16,939 19.4% $    12,261 20.0% $    46,168 17.4% $    38,396 17.2%
($ in 000’s)
3 months ended June 30,
3 months ended June 30,
Fiscal year ended June 30,
Fiscal year ended June 30,
SALES
ADJUSTED GROSS MARGIN

sparton
Empowering your Vision

50,000
25,000
0
Outstanding Debt ($ '000)
0.45
0.4
0.35
0.3
0.25
0.2
0.15
0.1
0.05
0
Debt:Equity Ratio
0.42
22,959
1,917
1,796
1,669
0.12
11,539
Jun-09
Jun-10
Jun-11
Jun-12
Jun-13

Liquidity & Capital Resources
Liquidity & Capital Resources
($ in '000)
Jun-12 Sep-12 Dec-12 Mar-13 Jun-13
Credit Revolver -         -         14,000 13,000 10,000
IRB (Ohio) 1,669    1,637    1,604    1,572    1,539
Total 1,669    1,637    15,604 14,572 11,539
($ in '000)
Jun-12 Sep-12 Dec-12 Mar-13 Jun-13
Net Inventory 35,102 38,467 45,367 46,928 46,334
Debt
Inventory
($ in '000) Jun-12 Sep-12 Dec-12 Mar-13 Jun-13
Cash and equivalents 46,950 43,096 6,066 4,358 6,085
LOC Availability 16,277 16,012 51,000 52,000 55,000
Total 63,227 59,108 57,066 56,358 61,085
Cash Availability

• Creonix
– Closed transaction on June 6, 2013
– Manufactures complex electromechanical devices and engineers and manufactures cables and wire harnesses for the Industrial and Military & Aerospace markets
– $12 million of revenue
– Purchase inventory and equipment for $2.1 million
– Consolidating into the Brooksville location by the end of December
• Aydin Displays
– Closed transaction on August 30, 2013
– Develops enhanced flat panel display and touch-screen solutions with application-
critical performance criteria for the Military & Aerospace and Civil Marine.
– $18 million of revenue
– $15 million purchase price plus a potential $6.6 million earnout within 12 months
– Financials reported within DSS segment
Acquisition Updates
Acquisition Updates

• DSS’s fourth quarter sales influenced the quarter and year’s results and is not reflective of an annualized run rate
• Onyx’s strong performance in the fourth quarter reflects the strategic importance of this acquisition
• Acquisition of Creonix is a great example of increased utilization of our existing assets
• Continue to search for acquisitions that satisfy a strategic initiative
• Complex Systems has returned to an acceptable level of profitability
Fiscal 2013 Summary
Fiscal 2013 Summary

• Implementation of the strategic growth plan
– Continue to grow organically
– Maintain our level of investment in internal research & development to commercially extend our product lines
– Continue to enable our engineering workforce to develop new and innovative proprietary solutions for our end markets
– Continue to seek out complementary and compatible acquisitions
– Further leverage Viet Nam as a low cost country alternative and in-region provider
• Focus on sustained profitability
– Continue margin improvements across the entire company
– Increase capacity utilization
– Continue additional improvements in operating performance through lean and quality efforts
• Complete the integration of Creonix and Aydin Displays
Fiscal 2014 Outlook
Fiscal 2014 Outlook

16 Q & A